EXHIBIT 99.1

Total Entertainment Restaurant Corp. Reports Financial Results for the Fiscal Quarter Ended December 28, 2004

WICHITA, Kan., Feb. 24, 2005 (PRIMEZONE) -- Total Entertainment Restaurant Corp. (Nasdaq:TENT) announced record revenues and earnings for the sixteen-week fourth quarter ended December 28, 2004.

 Highlights for the sixteen-week fourth quarter ended December 28,
 2004 compared to the sixteen-week fourth quarter ended December 30,
 2003:

 -- Total revenues increased 19.4% to $52,715,000

 -- Net income was $4,322,000 versus $2,315,000

 -- Net income excluding asset impairment charges was $4,322,000 versus $3,569,000

 -- Diluted earnings per share excluding asset impairment charges was $0.42 versus $0.34

 -- Diluted earnings per share was $0.42 versus $0.22

 -- Average weekly sales per restaurant increased 0.5% to $44,379

 -- Comparable store sales increased 1.4%

 -- Three (3) new units were opened

 Highlights for the fifty-two week period ended December 28, 2004 compared to the fifty-two week period ended December 30, 2003:

 -- Total revenues increased 22.6% to $149,164,000

 -- Net income was $6,199,000 versus $5,769,000

 -- Net income excluding asset impairment charges was $7,713,000 versus $7,025,000

 -- Diluted earnings per share excluding asset impairment charges was
    $0.75 versus $0.68

 -- Diluted earnings per share was $0.60 versus $0.56

 -- Average weekly sales per restaurant increased 3.3% to $41,195

 -- Comparable store sales increased 1.1%

 -- Eleven (11) new units were opened

During the fourth quarter, the Company opened three (3) new restaurants -- Bloomingdale, IL; Crystal City, VA; and Raleigh, NC. The Company opened a total of eleven (11) restaurants during the 2004 fiscal. The Company expects to open 10-12 new restaurants in fiscal 2005. One (1) restaurant was opened on February 9, 2005 in Cary, NC, four (4) units are under construction, contracts have been executed on six (6) more sites, and negotiations have begun on three (3) additional sites.

Like numerous companies in the restaurant industry, the Company has recently reviewed its accounting treatment for leases and depreciation of related leasehold improvements. The Company has discussed its lease accounting practices with its independent external auditors and its audit committee and has determined that it will restate certain of its prior period financial statements. The adjustments made in the restatement are all non-cash and will have no material impact on the Company's cash flows, cash position, revenues, comparable store sales, or compliance with the covenants under its line of credit.

The issue requiring restatement relates to the Company's historic accounting practice of using the initial lease term when determining whether each of its leases was an operating lease or a capital lease and when calculating straight-line rent expense. The Company has historically depreciated its buildings on leased land and leasehold improvements over a period that included both the initial term of the lease and its option periods -- not to exceed 20 years. In addition, tenant incentives received from the landlord were netted against the cost of leasehold improvements and depreciated over the life of the related assets. The Company believed that its longstanding accounting treatments were permitted under GAAP. The Company and its auditors now believe that the authoritative accounting literature is interpreted to require that the company use the same lease term for depreciation as it uses in determining capital versus operating lease classifications and in calculating straight-line rent expense.

As a result of its analysis, the Company has adopted the following policy: The Company will generally limit the depreciable lives for its buildings on leased land and leasehold improvements to the initial term of the lease plus the option periods which the Company reasonably expects to exercise at the inception of the lease -- not to exceed 15 years. The Company's policy will require consistency when calculating the depreciation period, in classifying the lease, and in computing straight-line rent expense for each of its leases. In addition, tenant incentives will be recorded as a liability and amortized over the same period as depreciation. The Company has provided a comparison at the end of this press release that shows the fiscal 2003 fourth quarter and full-year results and the results for the thirty-six weeks ended September 7, 2004 and September 9, 2003 based on the method of accounting for leases previously employed by the Company compared to the newly adopted accounting practice.

The Company currently operates 76 restaurants under the "Fox and Hound" and "Bailey's" brand names that each provide a social gathering place offering high quality food, drinks and entertainment in an upscale, casual environment.

Chief Executive Officer, Steven M. Johnson, and Chief Financial Officer, James K. Zielke, will host a conference call at 10:00 a.m. EST on February 25, 2005 to discuss the fiscal 2004 fourth quarter earnings release. The call in number is 1-800-857-1738 and the confirmation code is "TENT". A recorded replay of the conference call will be available beginning February 25, 2005 through March 11, 2005. The replay call in number is 1-866-378-0633.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. Our actual results may differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to, potential increases in food, alcohol, labor, and other operating costs, changes in competition, the inability to find suitable new locations, changes in consumer preferences or spending patterns, changes in demographic trends, the effectiveness of our operating and growth initiatives and promotional efforts, and changes in government regulation. Further information about the factors that might affect the Company's financial and other results are included in the Company's 10-K and 10-Q, filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

                 Total Entertainment Restaurant Corp.
                   Unaudited Summary Financial Data
              ($ in thousands except per share amounts)

                                    Condensed Income Statements
                                    ---------------------------

                                    For the sixteen weeks ended

                                 As Reported            As Restated
               Dec. 28, 2004    Dec. 30, 2003   Adj.   Dec. 30, 2003
               --------------   --------------  ----   --------------
                  $       %        $       %      $       $       %
               -------  -----   -------  -----  ----   -------  -----
 Food and
  beverage     $49,885   94.6   $41,191   93.3    --   $41,191   93.3
 Entertainment
  and other      2,830    5.4     2,959    6.7    --     2,959    6.7
               -------  -----   -------  -----  ----   -------  -----
  Total net
   sales        52,715  100.0    44,150  100.0    --    44,150  100.0

 Costs and
 expenses:
  Costs of
   sales        14,190   26.9    11,842   26.8    --    11,842   26.8
  Restaurant
   operating
   expenses     26,575   50.4    22,118   50.1   106    22,224   50.3
  Depreciation
   and
   amortization  2,894    5.5     1,793    4.1   280     2,073    4.7
  Preopening
   costs           358    0.7       637    1.4    --       637    1.4
  Asset
   Impairment       --     --     2,008    4.6   (36)    1,972    4.5
               -------  -----   -------  -----  ----   -------  -----
   Restaurant
    costs and
    expenses    44,017   83.5    38,398   87.0   350    38,748   87.7
               -------  -----   -------  -----  ----   -------  -----
 Restaurant
  operating
  income         8,698   16.5     5,752   13.0  (350)    5,402   12.3
 General and
  administra-
  tive expenses  2,503    4.8     2,056    4.7    --     2,056    4.7
 Loss on
  disposal of
  assets            (1)    --        16    0.0    --        16     --
               -------  -----   -------  -----  ----   -------  -----
 Income from
  operations     6,196   11.7     3,680    8.3  (350)    3,330    7.6

 Other income/
 expense:
  Other income/
   (expense)         1     --         1     --    --         1     --
  Interest
   expense         (71)  (0.1)     (136)  (0.3)  (23)     (159)  (0.4)
               -------  -----   -------  -----  ----   -------  -----

 Income before
  income taxes   6,126   11.6     3,545    8.0  (373)    3,172    7.2
 Income tax
  expense        1,804    3.4       990    2.2  (133)      857    2.0
               -------  -----   -------  -----  ----   -------  -----
 Net income    $ 4,322    8.2   $ 2,555    5.8 $(240)  $ 2,315    5.2
               =======  =====   =======  =====  ====   =======  =====

 Earnings per
 share:
  Basic                 $0.44          $0.26   $(0.02)  $0.24
  Diluted               $0.42          $0.25   $(0.03)  $0.22

 Shares used in
 computing
 earnings per
 share
 (in thousands):
  Basic                 9,930          9,808      --     9,808
  Diluted              10,290         10,328      --    10,328

 Restaurants open
 at end of period          75             64                64

 Comparable sales
  growth                  1.4%          (2.6)%            (2.6)%

                         Analysis of Components of Net Income
                            and Earnings per Share Amounts
                        -------------------------------------
 Net earnings
 excluding asset
 impairment            $4,322         $3,835   $ (266)  $3,569
  Provision for
   asset impair-
   ment, net of tax        --         (1,280)      26   (1,254)
                       ------         ------   ------   ------
       Net income      $4,322         $2,555   $ (240)  $2,315
                       ======         ======   ======   ======
 Diluted earnings
 per share:
  Net earnings
   excluding asset
   impairment          $ 0.42         $ 0.37   $(0.03)  $ 0.34
  Provision for
   asset impairment,
   net of tax              --          (0.12)      --    (0.12)
                       ------         ------   ------   ------
  Net income           $ 0.42         $ 0.25   $(0.03)  $ 0.22
                       ======         ======   ======   ======

                          For the fifty-two weeks ended

                                 As Reported            As Restated
               Dec. 28, 2004    Dec. 30, 2003   Adj.   Dec. 30, 2003
              ---------------  ---------------  ----  ---------------
                 $        %       $        %     $       $        %
              --------  -----  --------  -----  ----  --------  -----
 Food and
  beverage    $139,741   93.7  $112,594   92.5  $ --  $112,594   92.5
 Entertain-
  ment and
  other          9,423    6.3     9,114    7.5    --     9,114    7.5
              --------  -----  --------  -----  ----  --------  -----
 Total net
  sales        149,164  100.0   121,708  100.0    --   121,708  100.0

 Costs and
 expenses:
  Costs of
   sales        40,619   27.2    32,006   26.3    --    32,006   26.3
  Restaurant
   operating
   expenses     79,139   53.1    63,490   52.2   323    63,813   52.5
  Depreciation
   and amorti-
   zation        8,298    5.6     6,037    5.0   832     6,869    5.6
  Preopening
   costs         1,986    1.3     1,822    1.5    --     1,822    1.5
  Asset
   Impairment    2,469    1.7     2,008    1.6   (36)    1,972    1.6
              --------  -----  --------  -----  ----  --------  -----
  Restaurant
   costs and
   expenses    132,511   88.9   105,363   86.6  1,119  106,482   87.5
              --------  -----  --------  -----  ----  --------  -----
 Restaurant
  operating
  income        16,653   11.1    16,345   13.4 (1,119)  15,226   12.5
 General and
  administra-
  tive expenses  7,520    5.0     6,293    5.2    --     6,293    5.2
 Loss on
  disposal of
  assets            (1)    --        57     --    --        57     --
              --------  -----  --------  -----  ----  --------  -----
 Income from
  operations     9,134    6.1     9,995    8.2 (1,119)   8,876    7.3

 Other income/
 expense:
  Other income/
   (expense)         4     --         1     --    --         1     --
  Interest
   expense        (243)  (0.1)     (266)  (0.2)  (74)     (340)  (0.3)
              --------  -----  --------  -----  ----  --------  -----

 Income before
  income taxes   8,895    6.0     9,730    8.0 (1,193)   8,537    7.0
 Income tax
  expense        2,696    1.8     3,192    2.6  (424)    2,768    2.3
              --------  -----  --------  -----  ----  --------  -----
 Net income   $  6,199    4.2  $  6,538    5.4 $(769) $  5,769    4.7
              ========  =====  ========  =====  ====  ========  =====
 Earnings
 per share:
  Basic                $ 0.63      $ 0.67      $ (0.08)     $ 0.59
  Diluted              $ 0.60      $ 0.64      $ (0.08)     $ 0.56

 Shares used
  in computing
  earnings per
  share (in
  thousands):
   Basic               9,898        9,792           --       9,792
   Diluted            10,400       10,228           --      10,228

 Restaurants
  open at end
  of period               75           64                       64

 Comparable
  sales growth           1.1%        (2.2)%                   (2.2)%

                          Analysis of Components of Net Income
                              and Earnings per Share Amounts
                          ------------------------------------
 Net earnings
  excluding asset
  impairment          $7,713      $ 7,818       $ (793)    $ 7,025
 Provision for
  asset impairment,
  net of tax          (1,514)      (1,280)          24      (1,256)
                      ------      -------       ------     -------
   Net income         $6,199      $ 6,538       $ (769)    $ 5,769
                      ======      =======       ======     =======
 Diluted earnings
 per share:
  Net earnings
   excluding asset
   impairment         $ 0.75      $  0.76       $(0.08)    $  0.68
  Provision for
   asset impairment,
   net of tax          (0.15)       (0.12)          --       (0.12)
                      ------      -------       ------     -------
   Net income         $ 0.60      $  0.64       $(0.08)    $  0.56
                      ======      =======       ======     =======

                               For the thirty-six weeks ended

                          As Reported                  As Restated
                          Sep. 7, 2004       Adj.      Sep. 7, 2004
                        ----------------    -----    ----------------
                            $        %        $          $        %
                        --------  ------    -----    --------  ------
 Food and beverage      $ 89,856    93.2    $  --    $ 89,856    93.2
 Entertainment and
  other                    6,593     6.8       --       6,593     6.8
                        --------  ------    -----    --------  ------
   Total net sales        96,449   100.0       --      96,449   100.0

 Costs and expenses:
  Costs of sales          26,429    27.4       --      26,429    27.4
  Restaurant operating
   expenses               52,465    54.4       99      52,564    54.5
  Depreciation and
   amortization            4,720     4.9      684       5,404     5.6
  Preopening costs         1,628     1.7       --       1,628     1.7
  Asset Impairment         2,365     2.4      104       2,469     2.6
                        --------  ------    -----    --------  ------
    Restaurant costs
     and expenses         87,607    90.8      887      88,494    91.8
                        --------  ------    -----    --------  ------
 Restaurant operating
  income                   8,842     9.2     (887)      7,955     8.2
 General and
  administrative
  expenses                 5,017     5.2       --       5,017     5.2
 Loss on disposal
  of assets                   --      --       --          --      --
                        --------  ------    -----    --------  ------
 Income from operations    3,825     4.0     (887)      2,938     3.0

 Other income/expense:
  Other income/(expense)       3      --       --           3      --
 Interest expense           (121)   (0.1)     (51)       (172)   (0.2)
                        --------  ------    -----    --------  ------
 Income before income
  taxes                    3,707     3.9     (938)      2,769     2.8
 Income tax expense        1,227     1.3     (335)        892     0.9
                        --------  ------    -----    --------  ------
 Net income             $  2,480     2.6    $(603)   $  1,877     1.9
                        ========  ======    =====    ========  ======
 Earnings per share:
  Basic                           $ 0.25   $(0.06)     $ 0.19
  Diluted                         $ 0.24   $(0.06)     $ 0.18
 Shares used in computing
 earnings per share
 (in thousands):
   Basic                           9,883       --       9,883
   Diluted                        10,433       --      10,433

 Restaurants open at
  end of period                       72                   72

 Comparable sales growth             1.0%                 1.0%

                               Analysis of Components of Net Income
                                  and Earnings per Share Amounts
                               ------------------------------------

 Net earnings excluding
  asset impairment                $3,994   $ (536)     $3,458
 Provision for asset
  impairment, net of tax          (1,514)     (67)     (1,581)
                                  ------   ------      ------
       Net income                 $2,480   $ (603)     $1,877
                                  ======   ======      ======
 Diluted earnings per share:
  Net earnings excluding
   asset impairment               $ 0.38   $(0.05)     $ 0.33
  Provision for asset
   impairment, net of tax          (0.14)   (0.01)      (0.15)
                                  ------    -----      ------
       Net income                 $ 0.24   $(0.06)     $ 0.18
                                  ======   ======      ======

                          As Reported                  As Restated
                          Sep. 9, 2003      Adj.       Sep. 9, 2003
                        ----------------    -----    ----------------
                            $       %         $          $        %
                        --------  ------    -----    --------  ------
 Food and beverage      $ 71,403    92.1    $  --    $ 71,403    92.1
 Entertainment and other   6,155     7.9       --       6,155     7.9
                        --------  ------    -----    --------  ------
  Total net sales         77,558   100.0       --      77,558   100.0

 Costs and expenses:
  Costs of sales          20,164    26.0       --      20,164    26.0
  Restaurant operating
   expenses               41,372    53.3      217      41,589    53.6
  Depreciation and
   amortization            4,244     5.5      552       4,796     6.2
  Preopening costs         1,185     1.5       --       1,185     1.5
  Asset Impairment            --      --       --          --      --
                        --------  ------    -----    --------  ------
   Restaurant costs
    and expenses          66,965    86.3      769      67,734    87.3
                        --------  ------    -----    --------  ------
 Restaurant operating
  income                  10,593    13.7     (769)      9,824    12.7
 General and
  administrative
  expenses                 4,237     5.5       --       4,237     5.5
 Loss on disposal
  of assets                   41     0.1       --          41     0.1
                        --------  ------    -----    --------  ------
 Income from operations    6,315     8.1     (769)      5,546     7.1

 Other income/expense:
  Other income/(expense)      --      --       --          --      --
  Interest expense          (130)   (0.2)     (51)       (181)   (0.2)
                        --------  ------    -----    --------  ------
 Income before income
  taxes                    6,185     7.9     (820)      5,365     6.9
 Income tax expense        2,202     2.8     (291)      1,911     2.5
                        --------  ------    -----    --------  ------
 Net income             $  3,983     5.1    $(529)   $  3,454     4.4
                        ========  ======    =====    ========  ======
 Earnings per share:
  Basic                           $ 0.41   $(0.06)     $ 0.35
  Diluted                         $ 0.39   $(0.05)     $ 0.34

 Shares used in
  computing earnings per
  share (in thousands):
   Basic                           9,785       --       9,785
   Diluted                        10,183       --      10,183

 Restaurants open at
  end of period                       60                   60

 Comparable sales growth            (1.9)%               (1.9)%

                              Analysis of Components of Net Income
                                 and Earnings per Share Amounts
                              ------------------------------------
 Net earnings excluding
  asset impairment                $3,983    $(529)     $3,454
 Provision for asset
  impairment, net of tax              --       --          --
                                  ------    ------     ------
   Net income                     $3,983    $(529)     $3,454
                                  ======    =====      ======
 Diluted earnings
  per share:
   Net earnings excluding
    asset impairment              $ 0.39   $(0.05)     $ 0.34
   Provision for asset
    impairment, net of tax            --       --          --
                                  ------   ------      ------
   Net income                     $ 0.39   $(0.05)     $ 0.34
                                  ======   ======      ======

                                    Condensed Balance Sheets
                                    ------------------------

                                          As                   As
                                       Reported             Restated
                              Dec. 28,  Dec. 30,             Dec. 30,
                                2004     2003       Adj.       2003
                              -------   -------   -------    -------
 Current assets:
  Cash                        $   812   $   813   $    --    $   813
  Other current assets          6,093     4,912        --      4,912
                              -------   -------   -------    -------
                                6,905     5,725        --      5,725
 Property and equipment,
   net                         67,178    56,401        86     56,487
 Intangibles and other
  assets                        5,281     5,487        --      5,487
                              -------   -------   -------    -------
                              $79,364   $67,613   $    86    $67,699
                              =======   =======   =======    =======
 Current liabilities:
  Current portion of
   capital leases             $     8   $    --   $     8    $     8
  Other current
   liabilities                 13,133    11,587        --     11,587
                              -------   -------   -------    -------
                               13,141    11,587         8     11,595
 Notes payable                  3,680     3,635        --      3,635
 Obligations under
  capital lease, net of
  current portion                 889        --       897        897
 Accrued Rent                   6,630       547     4,048      4,595
 Other noncurrent liabilities   1,867     2,524    (1,751)       773
 Stockholders' equity          53,157    49,320    (3,116)    46,204
                              -------   -------   -------    -------
                              $79,364   $67,613   $    86    $67,699
                              =======   =======   =======    =======

CONTACT:  Total Entertainment Restaurant Corp.
          Jim Zielke
          (316) 634-0505 ext. 6221
          InvestorRelations@totent.com